American Century World Mutual Funds, Inc. Prospectus Supplement International Value Fund
Supplement dated December 1, 2011 ¡ Prospectus dated April 1, 2011

B Class shares converted to A Class shares on October 21, 2011. All references to the B Class are deleted.

The following replaces the Principal Investment Strategies section on page 3:

In selecting stocks for the fund, the portfolio managers will normally invest at least 80% of the value of the fund’s net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the United States that have characteristics similar to those of the companies that comprise the MSCI EAFE® Value Index.

The MSCI EAFE Value Index is a market capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The managers use quantitative models in a two-step process to construct the portfolio of stocks for the fund. First, the managers rank stocks from most attractive to least attractive based on each stock’s value.  Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The portfolio managers also intend to spread the fund’s holdings across different countries and geographic regions in an effort to manage the risks of an international portfolio.

The portfolio managers generally sell a stock when they believe it has become less attractive relative to other opportunities, its risk characteristics outweigh its return opportunity or specific events alter its prospects.

The Emerging Market Risk in the Principal Risks section on page 3 is deleted.

The following risk is added to the Principal Risks section prior to the Market Risk on page 3:

Benchmark Correlation – The fund’s performance will be tied to the performance of its benchmark, the MSCI EAFE Value Index.  If the fund’s benchmark goes down, it is likely that the fund’s performance will go down.

The following is added to the end of the Average Annual Total Returns table on page 4:

MSCI EAFE Value Index2 (reflects no deduction for fees, expenses or taxes)	3.25%	1.37%	4.19%	—	—

2
Effective December 1, 2011, the fund’s benchmark will change from the MSCI EAFE (Europe, Australasia, Far East) Index to the MSCI EAFE Value Index. The fund’s investment advisor believes that the MSCI EAFE Value Index aligns better with the fund’s strategy.

The following replaces the Portfolio Management section on page 5:

Portfolio Management

Investment Advisors

American Century Investment Management, Inc.

Portfolio Managers

Armando Lacayo, Portfolio Manager, has been a member of the team that manages the fund since 2011.

Elizabeth Xie, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2011.

The following replaces the first two paragraphs of the What are the fund’s principal investment strategies? section on page 6:

In selecting stocks for the fund, the portfolio managers will normally invest at least 80% of the value of the fund’s net assets (plus any borrowings for investment purposes) in equity securities and at least 65% of net assets in securities of issuers from a minimum of three countries outside the United States that have characteristics similar to those of the companies that comprise the MSCI EAFE Value Index. The fund’s investment strategy utilizes quantitative management techniques in a two-step process. In the first step, the portfolio managers rank the assets in the fund’s universe from most attractive to least attractive. This is determined by using a quantitative model that combines measures that the advisor believes are predictive of an individual stock’s performance. These measures include, among others, fundamental financial ratios, like free cash flow to firm, and technical indicators, like price momentum.

In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a risk model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant risk.

The fund invests primarily in securities issued by companies located in developed countries.

Currently, the fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The following is added after the current third paragraph of the What are the fund’s principal investment strategies? section on page 6:

In addition, the portfolio managers intend to spread the fund’s holdings across different countries and geographic regions in an effort to manage the risks.

The portfolio managers generally sell stocks from the fund’s portfolio when they believe:

•	a stock becomes less attractive relative to other stock opportunities;
•	a stock’s risk characteristics outweigh its return opportunity; or
•	specific events alter a stock’s prospects.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they will invest at least 80% of the fund’s assets in equity securities regardless of the movement of stock prices generally. The fund may change this 80% policy only upon 60 days’ prior written notice to shareholders. When the managers believe it is prudent, the fund may invest a portion of its assets in forward currency exchange contracts and debt securities.

Equity securities include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

The following replaces the current fifth paragraph of the What are the fund’s principal investment strategies? section that begins on page 6:

The fund may also invest in small-capitalization equity securities and emerging market securities.

The following replaces the What are the principal risks of investing in the fund? section on page 7:

Investing in foreign securities has certain unique risks that make it generally riskier than investing in U.S. securities. These risks include increased exposure to political, social and economic events in world markets; natural disasters; limited availability of public information about a company; less-developed trading markets and regulatory practices; and a lack of uniform financial reporting practices compared to those that apply in the United States. Because of these risks, securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

In addition, investments in foreign countries are subject to currency risk, meaning that because the fund’s investments are generally denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments.

The fund’s performance will be tied to the performance of its benchmark, the MSCI EAFE® Value Index. If the fund’s benchmark experiences a significant decline, it is likely that the fund’s performance will also be negative.

Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the value style used by the fund and/or the stocks contained in the fund’s benchmark, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

The value of the fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

Investing in securities of smaller foreign companies generally presents unique risks in addition to the typical risks of investing in foreign securities. Smaller companies may have more limited resources, trade less frequently and have less publicly available information. They also may be more sensitive to changing economic conditions. These factors may cause investments in smaller foreign companies to experience more price volatility.

Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The value of the fund’s shares may fluctuate significantly in the short term.

At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.

The following replaces the second and third paragraphs of the Investment Advisor section on page 8:

The advisor is responsible for managing the investment portfolios of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.

For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the advisor pays all expenses of managing the fund and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the fund’s advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

The following replaces The Fund Management Team section on page 9:

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Armando Lacayo

Mr. Lacayo, Portfolio Manager, has been a member of the team that manages the fund since 2011. He joined American Century Investments in 2009 as a senior quantitative analyst and became a portfolio manager in 2010. From 2005 to 2009, he was the director of quantitative analysis for Munder Capital Management. He has a bachelor’s degree in mathematics from American University and an MBA from MIT Sloan School of Management.

Elizabeth Xie, Ph.D.

Dr. Xie, Portfolio Manager, has been a member of the team that manages the fund since 2011. She joined American Century Investments as a quantitative analyst in 2007 and became a portfolio manager in 2010.  From 2005 to 2007, she was a consultant for ERS Group. She has both a bachelor’s and master’s degree in economics from Beijing University, and a Ph.D. in economics and a Master of Legal Studies from Stanford University. She is a CFA charterholder.

The SAI provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

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